Exhibit 10.2

Corporate Headquarters 40W267 Keslinger Road PO Box 393 LaFox, IL 60147-0393 USA

May 11, 2021

Mr. Trey McIntyre Ill

4134 Birkshire Heights Fort Mill, SC 29708

Re:	Amendment 4 to the Employment, Nondisclosure and Non-Compete Agreement

Dated June 15, 2015

Dear Trey:

Effective May 30, 2021, RICHARDSON ELECTRONICS, Ltd. (“Employer”) and Trey McIntyre

(“Employee”) agree to the following changes to the Employment, Nondisclosure and Non-Compete Agreement (“Agreement”) between Employer and Employee dated June 15, 2015, inclusive of Amendment 1 dated April 10, 2018, Amendment 2 dated December 14, 2018, and Amendment 3 dated June 4, 2020:

•	The annual rate of pay shall be $37,500 effective May 30, 2021 (the start of FY22). For clarity, the benefits and car allowance shall continue without change.
•	This shall be in effect for FY 22; the next review will be May 2022.
•	All terms not set forth herein shall remain the same as the Agreement, Amendment 1, Amendment 2 and Amendment 3.

Please review the terms and conditions given above, sign this Amendment 4, keep one copy for your records, and return the other copy to us. Please do not hesitate to contact me should you have any questions or concerns.

Sincerely yours,

Sincerely yours,

Wendy Diddell

Chief Operating Officer

I accept the terms and conditions given above.

Signature: Date of Signature: 5/18/21